Income Taxes	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The Company has evaluated the positive and negative evidence bearing on the Company’s ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of September 30, 2018 and December 31, 2017. Management reevaluates the positive and negative evidence at each reporting period.

The Company recognized an income tax provision of $0.1 million and income tax benefit of $0.3 million for the three and nine months ended September 30, 2018, respectively, and an income tax provision in other comprehensive loss of $0.3 million and income tax benefit of $0.5 million related to the unrealized gain on available-for-sale securities for the three and nine months ended September 30, 2018, respectively. As of September 30, 2018, the Company recorded an accrued income tax provision of $0.2 million related to this tax benefit included within accrued expenses and other liabilities in the condensed consolidated balance sheet, which is expected to be generated from continuing operations. The Company recognized no income tax benefit or provision for three or nine months ended September 30, 2017.

The Company has not recorded any amounts for unrecognized tax benefits as of September 30, 2018 or December 31, 2017. The Company files income tax returns in the United Kingdom, United States and certain state and local jurisdictions. The income tax returns are generally subject to tax examinations for the tax years ended December 31, 2013 through December 31, 2017. There are currently no pending income tax return examinations.